UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2006

LAKE SHORE BANCORP, INC.

(Exact name of registrant as specified in its charter)

United States	000-51821	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 3, 2006, Lake Shore Bancorp, Inc. (the “Company”) issued a press release announcing the completion of Lake Shore Savings Bank’s reorganization into the mutual holding company form of organization and the completion of the Company’s related public offering of 2,975,625 shares of common stock. The Company’s common stock commenced trading on the NASDAQ National Market on April 4, 2006 under the symbol “LSBK.” For more information, reference is made to the Company’s press release dated April 3, 2006, a copy of which is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press release dated April 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, INC.

By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer

Date: April 6, 2006